UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2023
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	ZEV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 24, 2023, Lightning eMotors, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at which the Company’s stockholders voted on and approved a proposal on the issuance of shares of common stock to an affiliate of Yorkville Advisors as described below. Prior to the Special Meeting, proxies were solicited pursuant to the definitive proxy statement filed on July 13, 2023, with the Securities and Exchange Commission.

The number of shares of common stock entitled to vote at the Special Meeting was 6,256,155 The holders of 3,232,004 shares of common stock were present or represented by valid proxy at the Special Meeting. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the Special Meeting. At the Special Meeting, stockholders voted on the matters set forth below.

Proposal 1 – Yorkville Stock Issuance

Stockholders voted on and approved, in accordance with the rules of the New York Stock Exchange, the issuance of shares of common stock to YA II PN, Ltd., an affiliate of Yorkville Advisors (“Yorkville”), in excess of 20% of the pre-transaction outstanding common stock or voting power at a price per share below “Minimum Price” pursuant to that certain Pre-Paid Advance Agreement dated May 16, 2023, by and between the Company and Yorkville. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
3,006,609	205,154	20,241

Proposal 2 – Adjournment

Stockholders voted upon and approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of Proposal No. 1 or establish a quorum. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
3,064,697	141,685	25,622

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: August 28, 2023
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President